Exhibit 6(vi)
                             STOCK OPTION AGREEMENT
AGREEMENT made this 19th day of March, 1999, by and between NovaMed, Inc., a Nevada corporation ("NovaMed"), and Dr. Howard Bellin, whose address is 105 East 73d Street, New York City, NY 10021 ("Option Holder").
                                   WITNESSETH:
WHEREAS, NovaMed has adopted a Stock Option Plan (the "Plan") whereunder NovaMed intends to grant to Option Holder an option to purchase shares of NovaMed's common stock ("Stock"); and WHEREAS, Option Holder is a key employee of NovaMed and NovaMed desires him/her to remain in such capacity by providing him/her with an added incentive to work effectively for and in NovaMed's interest and with the means to acquire or to increase his/her proprietary interest in NovaMed and to share in its success.
                  NOW, THEREFORE, in consideration of the mutual covenants and conditions hereinafter set forth, NovaMed and Option Holder agree as follows:
                  1. Grant of Option. Subject to the terms and conditions of the Plan, a copy of which is attached hereto as Exhibit "A" and by reference made a part hereof, NovaMed hereby irrevocably grants to Option Holder, as a matter of separate agreement and not in lieu of salary or any other compensation or services, the right and option (the "Option") to purchase all or any part of an aggregate number of Thirty Five Thousand (35,000) shares of authorized but unissued common stock of NovaMed ("Optioned Shares") on the terms and conditions hereof
                  2. Price. The purchase price of the Optioned Shares shall be the sum of One US Dollar and Thirty Cents (US$1.30) per share. The parties acknowledge that the price is not less than One Hundred Percent (10O%) of the fair market value, as determined by the Board of Directors of NovaMed, of share of stock of NovaMed on the date of the grant of the Option.


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                  3. Date of Exercise. Subject to the provisions of paragraph 7, the Option may be exercised at any time from and after either of the following times, whichever shall be the earlier:
                           a.       Option Holder may exercise the Option at any
time and from time to time before two (2) years from the date of grant of the Option.
                           b.       The agreement of NovaMed to sell all or sub-
stantially all of its assets or business.
                  4. Method of Exercise. The Option shall be exercised by written notice, delivered or mailed by post paid or certified mad, addressed to NovaMed at it principal offices, specifying the number of Optioned Shares being purchased. Such notice shall be accompanied by payment, in cash or its equivalent, of the full price of the Optioned Shares being purchased. In the event the Option is being exercised pursuant to paragraph 6 below by any person or persons other than Option Holder, the notice shall be accompanied by appropriate proof of the right of such person to exercise the Option.
                  5.  Issuance  of  Shares.   The  certificate  or  certificates
representing the shares purchased hereunder shall be issued and delivered by NovaMed as soon as practical after receipt of the notice of exercise and required payment. Such certificate or certificates shall be registered in the name of the person exercising the Option and shall be delivered to or on the written order of such person.
                  6. Transfer of Option. The Option shall not be transferable by Option Holder except by his/her Last Will or the laws of the Holder's domicile at the time of his/her death relating to intestacy. During his/her lifetime, Option Holder is the only person who may exercise the Option. More specifically, without limiting the generality of the foregoing, the Option may not be assigned, transferred (except as permitted herein) pledged or hypothecated in any way, whether by operation of law or otherwise, and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, and the levy of any attachment or similar process on the Option shall be null and void and without effect.

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                  7. Termination of Option.
                           (a) Termination of Employment. The right to exercise the option shall end: (1) In the event of voluntary termination by Option Holder, on the date of notice of such termination. (2) In the event of involuntary termination by NovaMed, with cause, on the date of notice of such termination. (3) In the event of involuntary termination by NovaMed, without cause, thirty (30) days from the date of notice of such termination.
                           (b) Death. If Option Holder shall die within the above mentioned thirty (30) day period, or if he shall die while in the employ of NovaMed, the Option will terminate unless the person or persons to whom the Option shall have been transferred by his/her Last Will or the laws of intestacy shall have, within six (6) months from the date of Option Holder's death, exercised the Option. (c) Proof of Succession. No transfer of the Option by Option Holder by his/her Last Will or under the laws of intestacy shall be effective to bind NovaMed unless NovaMed shall have been furnished with written notice thereof and a copy of Option Holder's Last Will and /or such other evidence as the Board of Directors of NovaMed may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of the Option. (d) Notwithstanding any provision of this Agreement to the contrary, the right to exercise the Option will terminate on March 19, 2001.


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                  8. Effect of Merger or Consolidation.
                           (a) Substitution of Shares. After any merger of one or more corporations into NovaMed, or after any consolidation of NovaMed and one or more corporation in which NovaMed shall be the surviving corporation, Option Holder shall, at not additional cost, be entitled, upon the exercise of the Option, to receive, subject to any required action by the shareholders of NovaMed and in lieu of the number of shares as to which the Option shall then be so exercised, the number and class of shares of stock or securities to which Option Holder would have been entitled pursuant to the terms of the Agreement of Merger or Consolidation if at the time of such merger or consolidation Option Holder had been a holder of record of a number of shares of common stock of NovaMed equal to the number of shares as to which the Option shall then be so exercised. (b) Future Merger or Consolidation. Comparable rights shall accrue to Option Holder in the event of any successive merger or consolidation of the character above. (c) Dissolution of NovaMed. Notwithstanding anything herein to the contrary, upon the dissolution or liquidation of NovaMed, or upon any merger or consolidation in which NovaMed is not the surviving corporation, the Option shall terminate, but Option Holder shall have the right, immediately prior to dissolution, liquidation, merger or consolidation to exercise the Option in full.
                     9. Shareholder Status. Option Holder, or any transferee of the Option, shall have no right as a shareholder with respect to any Optioned Share until he shall have become a shareholder of record of

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such share.  No adjustment  shall be made for  dividends or cash  distributions, ordinary or extraordinary, whether in cash, securities or other property, or distributions or other rights in respect of such share for which the record date is prior to the date on which Option Holder shall become the holder of record thereof.
                    10. Reservation of Right to Terminate Employment.
Nothing contained in this Agreement shall restrict the right of NovaMed to terminate the employment of Option Holder at any time, with or without cause.
                           ii. Purchase for Investment Only. Option Holder represents to NovaMed that it is his/her intention to exercise the Option, and to acquire any stock covered thereby, for investment and not with a view to the distribution or resale thereof, and any person who shall exercise the Option shall be required to so represent in writing at the time of exercise, Option Holder further acknowledges that he will not sell or otherwise dispose of shares covered by the Option
                           except   pursuant   to  an   effective   registration
                           statement under the Securities Act of 1933, as amended, or except in a transaction which, in the opinion of counsel for NovaMed, is exempt from registration under that Act.
                  12. Registration of Shares. If, at any time, the Board of Directors of NovaMed shall determine, in its discretion, that the registration or qualification of any shares covered by the Option is necessary or desirable under any state or federal law, as a condition of or in connection with the delivery of such shares on the exercise of the Option, the delivery of such shares shall be deferred until such registration or qualification shall have been effected. In the event the Board of Directors of NovaMed determines that registration or qualification of shares covered by the Option is necessary or desirable, NovaMed shall, at its expense, take such action as may be required to effect such registration or qualification.


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                           13. Restriction on Transfer.
                                    (a) Death or Termination of Employment.
                                    (1) Option of NovaMed to Repurchase.
                                    Option  Holder  hereby  grants to NovaMed an
                                    irrevocable right to repurchase, at any time
                                    within one  hundred  eighty  (180) days from
                                    and after his/her  death or any  termination
                                    of  employment,  any or  all  of the  shares
                                    acquired  hereunder.  NovaMed shall exercise
                                    this  option by  delivering  written  notice
                                    thereof to the record  owner of such  shares
                                    together  with  payment in the sum  provided
                                    below.  Concurrently  with the  exercise  by
                                    NovaMed of this option,  the record owner of
                                    such  shares  shall  deliver to NovaMed  all
                                    certificates  representing  the said shares.
                                    which   certificates   shall   be   properly
                                    endorsed  in  blank.  (2)  Option to Sell to
                                    NovaMed.  Following  the full  and  complete
                                    exercise  of the Option and the  purchase of
                                    all  Optioned   Shares   described   herein,
                                    NovaMed   grants   to   Option   Holder   an
                                    irrevocable  right  to  sell,  at  any  time
                                    within One  Hundred  Eighty  (180) days from
                                    and  after  Option  Holder's  death  or  any
                                    termination  of  employment,  all of  Option
                                    Holder's right, title and interest in and to
                                    the  Optioned  Shares  so  purchased.   This
                                    option may be exercised only with respect to all of the shares of NovaMed owned by Option Holder and cannot be exercised with respect to any smaller portion thereof, an is not assignable to any other person other than Option Holder's legal representatives in the event of his/her death. (3) Purchase Price. The purchase price to be paid by NovaMed in the event of a sale to or purchase by NovaMed under either of the foregoing

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                                    shall be an amount  mutually  determined  by
                                    NovaMed and Option  Holder or his/her  legal
                                    representatives.   If  the  parties   cannot
                                    mutually  agree on an  acceptable  price,  a
                                    qualified appraiser shall be selected by the
                                    parties   and  the   determination   of  the
                                    appraiser shall be final and binding. If the
                                    parties  cannot  agree on the identity of an
                                    acceptable appraiser,  either of the parties
                                    may   petition   a  court   of   appropriate
                                    jurisdiction   for  an  order   which  shall
                                    determine  the  manner  in which  the  price
                                    shall  be  ascertained.  All  costs  of  any
                                    appraisal and all costs of any legal action,
                                    including  any  reasonable  attorney's  fees
                                    incurred by NovaMed in connection therewith,
                                    shall  be the  exclusive  responsibility  of
                                    Option Holder and shall be deducted from any
                                    price  to  be  paid  by  NovaMed  hereunder.
                                    Notwithstanding   anything   herein  to  the
                                    contrary,  the  purchase  price shall be not
                                    less than the sum of One Dollar  ($1.00) per
                                    share.
                           (b) Proposed Disposition of Shares.
                                    (1)  Except as set forth in  subparagraph  4
                                    below, neither Option Holder nor any vendee,
                                    transferee,  successor,  assignee,  donee or
                                    pledgee  of  any  of  the  shares   acquired
                                    hereunder   nor  any  person  or  firm  that
                                    acquires  any  interest  in any of the  said
                                    shares by contract or otherwise  shall sell,
                                    encumber,  pledge,   hypothecate,   give  or
                                    otherwise transfer any or all of said shares
                                    or any  interest  therein,  voluntarily,  by
                                    operation  of  law  or  otherwise,   without
                                    obtaining a prior written consent of NovaMed unless Option Holder or such transferee shall give notice to NovaMed of an intention to do so. The said notice shall specify the name of the proposed transferee, the number

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                                    of such shares to be transferred,  the price
                                    offered per share,  payment  terms,  and any
                                    other  material  terms or  conditions of the
                                    proposed  transfer.  (2) At any time  within
                                    sixty (60) days  after  receipt of the above
                                    described  notice by NovaMed,  NovaMed shall
                                    have the right to purchase all or any of the
                                    subject  shares  for the same price as shall
                                    be paid by the  transferee.  If the proposed
                                    transfer does not involve or include a price
                                    per share, NovaMed shall pay the fair market
                                    value of said  shares  as the same  shall be
                                    determined  by  the  independent   certified
                                    public accountant of NovaMed.  NovaMed shall
                                    pay the purchase price, by check or in cash,
                                    to the owner of the  subject  shares and the
                                    owner   shall   deliver   to   NovaMed   all
                                    certificates representing the subject shares
                                    properly  endorsed  in blank.  (3) After the
                                    expiration  of the above  stated  sixty (60)
                                    day period,  but prior to the  expiration of
                                    ninety  (90) days after  receipt of the said
                                    notice by NovaMed, any of the subject shares
                                    with  respect  to  which   NovaMed  has  not
                                    exercised the right described  herein may be
                                    transferred as specified in the said notice.
                                    Any  transferee of the subject  shares shall
                                    hold  them  subject  to all of the terms and
                                    conditions  of  this  Agreement,   including
                                    restrictions  upon any subsequent  transfer.
                                    (4) Notwithstanding the foregoing, any owner
                                    of the shares  acquired in  compliance  with
                                    the term of this  Agreement may make a gift,
                                    inter vivos or testamentary,  of such shares
                                    to such  person's  spouse or issue,  or to a
                                    trust or  other  fiduciary  account  for the
                                    benefit  of any of  them  so  long  as  such
                                    fiduciary   account  is  not  also  for  the
                                    benefit of any other person. Any such donee shall hold such shares subject to all of the provisions of this

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                                    Agreement  and  shall  not  sell,  encumber,
                                    pledge,   hypothecate,   give  or  otherwise
                                    transfer  any or all of said  shares  or any
                                    right  or   interest   therein   except   in
                                    accordance with all the terms and conditions
                                    of this Agreement.
                  14. Statement on Certificate. The certificate representing any
shares   acquired   hereunder  will  bear  a  legend  on  the  face  thereof  in substantially the following form:
                  These securities have not been registered under the Securities Act of 1933, and may not be offered, offered for sale, or sold in the absence of an effective registration statement under
                  the  Act  or  an  opinion  of  counsel   satisfactory  to  the
                  corporation that registration is not required. Additionally, sale, encumbrance, hypothecation, gift or other transfer of such shares or any interest therein is restricted by and subject to a Stock Option Agreement dated March 19,1999, a copy of which may be inspected at the principal offices of the
                  corporation   and  all  of  the   provisions   of  which   are
                  incorporated herein by reference.

                  15. Life Insurance. NovaMed may procure insurance on the life of Option Holder, naming itself as beneficiary, in such face amounts as NovaMed shall determine. The principal purpose of such life insurance shall be to assist NovaMed in making payment of any obligation due by NovaMed hereunder.
                  16. Succession. This Agreement shall be binding upon the parties and their heirs, distributees, legal representatives, successors and assigns.
                  17. Amendment. This Agreement may not be altered or amended except by a written instrument setting forth such changes signed by NovaMed and Option Holder.
                  18. Interpretation. Whenever the context so requires, the singular shall include the plural, the plural shall include the singular, the whole include and part thereof, and any gender shall include all other genders.
                  19.  Notices.  All  notices  required  to be given  under this
Agreement shall be in writing, and shall be sufficiently given if personally delivered, or if mailed, postage prepaid, registered mail, return receipt requested, as follows:
     Name                                        Address
     NovaMed, Inc.                               623 Hoover Street N.E.
                                                 Minneapolis, MN 55413 USA

     Dr. Howard Bellin                           105 East 73d Street
                                                 New York City, NY 10021

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                           20.  Attorney's  Fees.  If any  party hereto  should
default in the performance of any obligation hereunder, any other party shall be entitled to a reasonable attorney's fee and all costs incurred in connection with the enforcement of any of the terms and conditions hereof.
                           21. Governing Law.  This Agreement shall be construed
in accordance with the laws of the State of Nevada, United States of America and in the English language.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.
                                                     NovaMed, Inc.

                                       By _________________________________
                                          Ruairidh Campbell



                                         ------------------------------------
                                         Dr. Howard Bellin



























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